================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) - July 1, 1996


                                   HUBCO, INC.
               (Exact Name of Registrant as Specified in Charter)


                                   NEW JERSEY
                 (State or Other Jurisdiction of Incorporation)

          1-10699                                      22-2405746
  (Commission File Number)                   (IRS Employer Identification No.)

               1000 MacArthur Boulevard, Mahwah, New Jersey 07430
                    (Address of Principal Executive Offices)

                                 (201) 236-2641
                         (Registrant's Telephone Number)


================================================================================

Item     2.  Acquisition or Disposition of Assets.

         Effective on July 1, 1996 (the "Effective Time"),HUBCO, INC. ("HUBCO")consummated its previously announced acquisition of Lafayette American Bank and Trust Company ("Lafayette"). At the Effective Time, an interim bank subsidiary of HUBCO ("Merger Sub") merged with and into Lafayette with Lafayette as the surviving entity, and, thereby Lafayette became a wholly-owned subsidiary of HUBCO, all pursuant to the Agreement and Plan of Merger, dated February 5, 1996 (the "Merger Agreement"), between Lafayette and HUBCO. The Merger Agreement was approved by the shareholders of Lafayette at a meeting on June 10, 1996 and the shareholders of HUBCO at a meeting on June 11, 1996.

         HUBCO is a bank holding company whose principal operating subsidiary is Hudson United Bank ("HUB"), a New Jersey-chartered commercial bank. HUBCO's corporate headquarters are located at 1000 MacArthur Boulevard, Mahwah, New Jersey 07430. HUB is a full-service commercial bank which primarily serves small and medium sized businesses and consumers through over 60 branches in Northern New Jersey. As of December 31, 1995, HUBCO had consolidated assets as of $1.6 billion, consolidated deposits of $1.4 billion and consolidated stockholders' equity of $130 million.

         Lafayette is a Connecticut-chartered commercial bank with corporate headquarters at 1087 Broad Street, Bridgeport, Connecticut 06604. Lafayette provides full service commercial and consumer banking to small and medium sized businesses as well as individuals. It operates 19 banking offices located mainly in Fairfield and New Haven counties in Connecticut. As of December 31, 1995, Lafayette had consolidated assets of $735.4 million, consolidated deposits of $636.3 million and consolidated stockholders' equity of $59.5 million.

         As a result of the Merger, each outstanding share of Lafayette Common Stock, except for (i) Lafayette treasury shares, (ii) shares of Lafayette Common Stock as to which dissenters' rights have been validly exercised pursuant to the provisions of the Banking Law of Connecticut, and (iii) shares held by HUBCO or any of its subsidiaries ( other than shares held as trustee or in a fiduciary capacity and shares held as collateral or in lieu of a debt previously contracted), was converted into the right to receive 0.588 of a share of HUBCO Common Stock of HUBCO (the "Exchange Ratio"). No fractional shares of HUBCO Common Stock were issued in exchange for Lafayette Common Stock. Instead, holders of such stock received cash equal to the fractional share interest multiplied by the Median Pre-Closing Price of HUBCO Common Stock, without interest (the Median Pre-Closing Price is the median closing price of HUBCO Common Stock during the first 20 of the last 25 trading days prior to the closing of the Merger). HUBCO issued approximately 5.6 million shares of HUBCO Common Stock, less fractional shares paid out in cash.

         In addition, each outstanding option to purchase shares of Lafayette Common Stock granted under Lafayette's existing stock option plans which vested or became vested by virtue of the Merger was assigned a value equal to (a) the Median Pre-Closing Price, multiplied by the Exchange Ratio (b)minus the stated exercise price for the Lafayette Option (c) such difference then being multiplied by the number of shares of Lafayette Common Stock for which the option may be exercised. HUBCO issued approximately an additional 147,000 shares of HUBCO Common Stock in exchange for Vested Lafayette Options. Each outstanding Lafayette Option which was not vested before or by virtue of the Merger was converted into and became, pursuant to the Merger Agreement, an option to purchase HUBCO Common Stock subject to the Exchange Ratio and will remain subject to the same terms and conditions as was the prior Lafayette Option.

         Furthermore, each outstanding Lafayette Common Stock Purchase Warrant was converted automatically into a like warrant to purchase for the same price that number of shares of HUBCO Common Stock which equals the number of shares of Lafayette Common Stock which may be purchased under the Lafayette Warrant, multiplied by the Exchange Ratio. As of July 1, 1996, there were 104,553 Lafayette Common Stock Purchase Warrants issued and outstanding, resulting in the issuance of 61,477 HUBCO Common Stock Purchase Warrants.

         The consideration involved in the Merger was a result of negotiations between HUBCO and Lafayette and was evaluated and determined to be fair by Lafayette's financial advisors.

         HUBCO filed a registration Statement on Form S-4 (File No. 333-01829) with the Securities and Exchange Commission (the "Commission") to register under the Securities Act of 1933 the securities issued by HUBCO in connection with the Merger.


Item  7.

(a)    Financial Statements and Exhibits.

       The following audited financial statements of Lafayette, initially filed by Lafayette with the FDIC and subsequently filed by HUBCO with the Commission (File No. 333-01829),are incorporated by reference into this report from the Annual Report of Lafayette on Form F-2 for the year ended December 31, 1995, as amended by an amendment dated April 26, 1996 and April 30, 1996:

           Consolidated Balance Sheets as of December 31, 1995 and 1994

           Consolidated Statements of Operations for the years ended December 31, 1995, 1994, 1993

           Consolidated Statements of Changes in Shareholders' Equity for the years ended December 31, 1995, 1994, 1993

           Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994, 1993

           Notes to Consolidated Financial Statements

       Pursuant  to  paragraph  (a)(2) of Item 7 of Form 8-k, a manually  signed
       accountants'  report  with  respect  to  the   above-referenced   audited
       financial statements is included as an exhibit to the Form 8-K.

       The unaudited interim financial statements of Lafayette for the period ending June 30, 1996 are not available at the time this Current Report on Form 8-K is filed. Pursuant to Item 7(a)(4) of Form 8-K, this information will be filed with the Commission under cover of Form 8-K/A as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is filed.

(b)    Pro Forma Financial Information.

       The following required pro forma financial information is not available at the time this Current Report on Form 8-K is filed. Pursuant to Items 7(b)(2) and 7(a)(4) of Form 8-K, this information will be filed with the Commission under cover of Form 8K/A as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is filed:

                HUBCO's pro forma condensed statement of condition as of June 30, 1996 and pro forma condensed statements of income for the years ended December 31, 1995, 1994, 1993 and for the six-month period ended June 30, 1996.

(c)Exhibits

                  2 Agreement and Plan of Merger, dated February 5, 1996, between HUBCO and Lafayette. (Incorporated by reference from HUBCO's Registration Statement on Form S-4, File No. 333-01829 filed with the Commission (Annex A to the Joint Proxy Statement-Prospectus)).

                  99.1              Report of Arthur Andersen LLP

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registration has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                HUBCO, INC.

Dated: July 15, 1996                        By: KENNETH T. NEILSON
                                                -------------------
                                                Kenneth T. Neilson
                                                President and Chief
                                                Executive Officer

                                INDEX TO EXHIBITS


Exhibit No.      Description

         2 Agreement and Plan of Merger, dated February 5, 1996, between HUBCO and Lafayette. (Incorporated by reference from HUBCO's Registration Statement on Form S-4, File No. 333-01829 filed with the Commission (Annex A to the Joint Proxy Statement-Prospectus)).

         99.1    Report of Arthur Andersen LLP